                                                                  Exhibit 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1

            Statement of eligibility under the Trust Indenture Act
             of 1939 of a Corporation designated to act as Trustee

         Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)___


                    MANUFACTURERS AND TRADERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                NEW YORK                                      16-0538020
     (Jurisdiction of incorporation                        (I.R.S. employer
 or organization if not a national bank)                  identification No.)

              One M&T Plaza
            Buffalo, New York                             14240-2399
(Address of principal executive offices)                  (Zip Code)


                     COPELCO CAPITAL FUNDING TRUST 1998-A
              (Exact name of obligor as specified in its charter)

           DELAWARE                                           Applied For
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                            identification No.)

           Rodney Square North
         1100 North Market Street
           Wilmington, Delaware                           19890-0001
 (Address of principal executive offices)                 (Zip Code)


                  CLASS A-1 LEASE-BACKED NOTES, SERIES 1998-A

                  CLASS A-2 LEASE-BACKED NOTES, SERIES 1998-A

                  CLASS A-3 LEASE-BACKED NOTES, SERIES 1998-A

                  CLASS A-4 LEASE-BACKED NOTES, SERIES 1998-A

                   CLASS B LEASE-BACKED NOTES, SERIES 1998-A

                   CLASS C LEASE-BACKED NOTES, SERIES 1998-A

                   CLASS D LEASE-BACKED NOTES, SERIES 1998-A
                        (Title of indenture securities)

Item 1. General Information

        Furnish the following information as to the trustee:

     I. Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

          Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
          10045.

          Federal Deposit Insurance Corporation, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

Item 16. List of Exhibits

      Exhibit A.    Organization Certificate of the Trustee as now in effect
                    (incorporated herein by reference to Exhibit 1, Form T-1,
                    Registration Statement No. 33-7309).

      Exhibit B.    Certificate of Authority of the Trustee to commence
                    business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

      Exhibit C.    Authorization of the Trustee to exercise corporate trust
                    powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

      Exhibit D.    Existing By-Laws of the Trustee (incorporated herein by
                    reference to Exhibit 4, Form T-1, Registration Statement
                    No. 33-7309).

      Exhibit E.    Not Applicable.

      Exhibit F.    Consent of the Trustee (incorporated herein by reference
                    to Exhibit 6, Form T-1, Registration Statement No.
                    33-7309).

      Exhibit G.    Report of Condition of the Trustee.*

      Exhibit H.    Not Applicable.

      Exhibit I.    Not Applicable


* Filed Herewith


                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 31st day of July, 1998.

                             MANUFACTURERS AND TRADERS TRUST COMPANY

                             By: /s/ STEVEN J. WATTIE
                                ----------------------------------
                                     Steven J. Wattie
                                     Trust Officer

                                   EXHIBIT G

                      REPORT OF CONDITION OF THE TRUSTEE

                    MANUFACTURERS AND TRADERS TRUST COMPANY
                    ---------------------------------------


CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                           March 31
Dollars in thousands                                                                                           1998
-------------------------------------------------------------------------------------------------------------------
Assets                    Cash and due from banks                                                       $   436,526
                          Money-market assets                                                               356,703
                          Investment securities
                                   Available for sale (cost: $1,267,451)                                  1,271,387
                                   Held to maturity (market value: $78,915)                                  78,152
                                   Other (market value: $56,964)                                             56,964
                                                                                                        -----------
                                            Total investment securities                                   1,406,503
                                                                                                        -----------
                          Loan and leases, net of unearned discount                                      11,493,787
                          Allowance for possible credit losses                                            (273,991)
                                                                                                        -----------
                                   Loan and leases, net                                                  11,219,796
                          Other assets                                                                      590,654
                                                                                                        -----------
                                   Total assets                                                         $14,010,182
                                                                                                        -----------

Liabilities               Deposits
                                   Noninterest-bearing                                                  $ 1,425,705
                                   Interest-bearing                                                       9,335,726
                                                                                                        -----------
                                            Total deposits                                               10,761,431
                          Short-term borrowings                                                           1,724,359
                          Accrued interest and other liabilities                                            277,257
                          Long-term borrowings                                                              177,397
                                                                                                        -----------
                                   Total liabilities                                                     12,940,444
                                                                                                        -----------

Stockholder's equity                                                                                      1,069,738
                                                                                                        -----------
                                   Total liabilities and stockholder's equity                           $14,010,182
                                                                                                        -----------